UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

(AMENDMENT NO. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report   March 8, 2010

(Date of earliest event reported)

Old Second Bancorp, Inc.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-10537	36-3143493
(Commission File Number)	(I.R.S. Employer Identification Number)

37 South River Street, Aurora, Illinois	60507
(Address of principal executive offices)	(Zip Code)

(630) 892-0202

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant’s Certifying Accountant.

(a)           On March 8, 2010, Old Second Bancorp, Inc. (the “Company”) filed a Current Report on Form 8-K to announce that it had formally engaged Plante & Moran, PLLC (“Plante & Moran”) on March 3, 2010 to audit the Company’s 2010 financial statements.  The Company further announced that the approval of Plante & Moran would ultimately result in the dismissal of Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm, effective upon the filing of the Company’s Form 10-K for the year ended December 31, 2009.

The Company makes this Amendment No. 1 to the above-referenced Current Report on Form 8-K to (i) report that the Company filed its Annual Report on Form 10-K for the year ended December 31, 2009 with the Securities and Exchange Commission on March 16, 2010; (ii) announce that, in accordance with the information provided above, Grant Thornton’s engagement as the Company’s independent registered public accounting firm was completed as of the time of such filing; and (iii) update the disclosures required by Item 304(a) of Regulation S-K through the completion of Grant Thornton’s engagement on March 16, 2010.

Grant Thornton’s reports on the Company’s consolidated financial statements for each of the two most recent fiscal years ended December 31, 2009 and 2008, did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. During the periods covered by such reports and during any subsequent period through March 16, 2010, there were no disagreements between the Company and Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope and procedures, which, if not resolved to the satisfaction of Grant Thornton, would have caused it to make reference to the subject matter of the disagreements in connection with its report on the consolidated financial statements for such years. During the same periods, there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Grant Thornton with a copy of this Amended Current Report on Form 8-K/A. A letter from Grant Thornton, dated March 22, 2010, addressed to the Securities and Exchange Commission stating whether Grant Thornton agrees with the statements set forth above related to Grant Thornton is attached hereto as Exhibit 16.1.

(b)           As the Company previously reported on a Current Report on Form 8-K filed with the Securities and Exchange Commission on March 8, 2010, the Company engaged Plante & Moran on March 3, 2010 to serve as its independent registered public accounting firm for the fiscal year ending December 31, 2010.

During the fiscal years ended December 31, 2009 and 2008, and during any subsequent period through March 3, 2010, the date of engagement of Plante & Moran, neither the Company, nor any person on its behalf, consulted with Plante & Moran with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided by Plante & Moran to the Company that Plante & Moran concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue, or (ii) any matter that was the subject of either a

“disagreement” or “reportable event” as those terms are defined in Item 304 of Regulation S-K.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

The following exhibits are included with this Amended Current Report on Form 8-K/A:

Exhibit No.	Description

16.1	Letter from Grant Thornton LLP, dated March 22, 2010, to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLD SECOND BANCORP, INC.

Dated: March 22, 2010	By:	/s/ J. Douglas Cheatham
J. Douglas Cheatham
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Grant Thornton LLP, dated March 22, 2010, to the Securities and Exchange Commission